UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 2, 2026

OpenWorld, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OPNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 4.01.	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On October 2, 2026, OpenWorld, Inc. (the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey”) as its independent registered public accounting firm. The decision to dismiss MaloneBailey was approved by the Audit Committee of the Company’s Board of Directors.

The reports of MaloneBailey on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent period from January 1, 2026 to October 2, 2026, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreement in connection with its report and (ii) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided MaloneBailey with a copy of the disclosures made in this Item 4.01 and requested MaloneBailey furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of MaloneBailey’s letter to the SEC dated October 8, 2026 regarding these statements is filed as Exhibit 16.1 to this Current Report.

Appointment of New Independent Registered Public Accounting Firm

On October 2, 2026, the Audit Committee of the Company’s Board of Directors approved the engagement of RSM Cayman Ltd. (“RSM”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. RSM served as the independent registered public accounting firm for the Company’s wholly-owned direct subsidiary Open World Ltd., a Cayman Islands exempted company, prior to the closing of the previously disclosed merger on September 30, 2026.

During the Company’s two most recent fiscal years and the subsequent period from January 1, 2026 to October 2, 2026, the Company did not consult with RSM regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from MaloneBailey, LLP dated October 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenWorld, Inc.

Date: October 8, 2026	/s/ Jennifer Cola
	Name:	Jennifer Cola
	Title:	Chief Financial Officer